                                                                     EXHIBIT 4.1

                    (FORM OF STOCK CERTIFICATE - FRONT SIDE)

NUMBER                                                                    SHARES

                                  KIRKLAND'S(R)

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF TENNESSEE                               CUSIP 497498 10 5

This certifies that





is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF _________________________________KIRKLAND'S, INC.____________________________
transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Charter and any and all amendments thereto, to all of which the holder by acceptance hereof assents.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                           (SEAL)
----------------------------                    ------------------------------
Lowell E. Pugh, II                              Robert E. Alderson
Secretary                                       President



                                                   COUNTERSIGNED AND REGISTERED:
                                                                STOCKTRANS, INC.

                           BY                       TRANSFER AGENT AND REGISTRAR


                                                            AUTHORIZED SIGNATURE


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                     (FORM OF STOCK CERTIFICATE - BACK SIDE)

         The Corporation will furnish without charge to any stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
TEN ENT  -  as tenants by the entireties         UNIF GIFT MIN ACT -            Custodian
                                                                     ----------           ----------
JT TEN   -  as joint tenants with right of                              (Cust.)            (Minor)
         survivorship and not as tenants in                        under Uniform Gifts to Minors
         common                                                    Act
                                                                       ------------------------
                                                                                (State)

         Additional abbreviations may also be used though not in the above list.


For value received,                        hereby sell, assign and transfer unto
                    ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE,
                                  OF ASSIGNEE)

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                                                                        Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated
     ------------------

       Signature(s) Guaranteed
                              -------------------------------------------------
                              Notice: The signature to this assignment must correspond with the name written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a medallion program approved by the Securities Transfer Association, Inc.